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24(b)(5)(a)

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(JOHN HANCOCK(R) LOGO)                                                                                      FOR USE IN NEW YORK ONLY
JOHN HANCOCK ANNUITIES                                                               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                                                                                            P.O. Box 9506, Portsmouth, NH 03802-9506
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                             800-551-2078 www.jhannuitiesnewyork.com
                                                                                                           Home Office: Valhalla, NY

                                                    John Hancock AnnuityNote (1)

                                   MODIFIED SINGLE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION
 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

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1    LINE OF BUSINESS AND FUNDING (complete A & B)

     A. LINE OF BUSINESS   [ ] Non Qualified                               [ ]  Traditional IRA (Tax year _______)
                           [ ] Roth IRA (Tax year _______)                 [ ]  Other ____________________________________________

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     B. FUNDING         DIRECT PAYMENT $ ______________                    [ ] Check (Payable to John Hancock Life Insurance Company
                                                                               of New York)
        Minimum $25,000 (Payment must accompany application if selected)   [ ] Wire (Please see forms booklet or
                                                                               jhannuitiesnewyork.com for wire instructions)
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFER/EXCHANGE $ ___________                    [ ] 1035 Exchange     [ ] Mutual Fund / CD / Other
                                                                           [ ] Direct Transfer   [ ] Rollover

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2    YOUR NAME (Individual Owner/Annuitant Registration)   [ ] Male   [ ] Female

     _______________________________________________________________________________________________________________________________
     Name (First, Middle, Last)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number

     CO-OWNER                     [ ] Male   [ ] Female

     ______________________________________________________   __________________________   _________________________________________
     Name (First, Middle, Last)                               Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number

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3    TRUST/ENTITY OWNER INFORMATION (If applicable)

     ______________________________________________________   __________________________   _________________________________________
     Name of Trust/Entity Owner                               Date of Trust (mm/dd/yyyy)   Tax Identification Number

     _____________________________________________________________________________   _______________________________________________
     Address                                                                         City, State, Zip

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4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner.

     BENEFICIARY #1   [X] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #2   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

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5    SPECIAL INSTRUCTIONS

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________


APP.MSP.09                                                   Page 1 of 3                                                  0509:40203
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                                              John Hancock AnnuityNote (1) APPLICATION
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6    MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces?     [ ] Yes*   [X] No (default)

     *    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
          www.jhannuitiesnewyork.com). This product is not specifically designed for or marketed to active duty military personnel.
          Applications not complying with our military sales procedures will not be accepted.

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7    ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
     Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.
     I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES*  [ ] NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES*  [ ] NO   Will the purchase of this annuity replace or change any other insurance or annuity?

     *    IF YOU ANSWERED "YES" TO EITHER QUESTION, STAGE ONE OF REG 60 SHOULD ALREADY HAVE BEEN COMPLETED. ALSO, A DEFINITION OF
          REPLACEMENT FORM IS REQUIRED.

     ________________________________________________________   _______________________________   [ ] Annuity   [ ] Life Insurance
     Issuing Company                                            Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE _________________

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN   OWNER:               ___________________________________________   ____________________________________   ___________________
HERE                        Signature                                     City, State (signed in)                Date


SIGN   CO-OWNER:            ___________________________________________   ____________________________________   ___________________
HERE                        Signature                                     City, State (signed in)                Date


SIGN   ANNUITANT:           ___________________________________________   ____________________________________   ___________________
HERE   (If owner is entity) Signature                                     City, State (signed in)                Date


APP.MSP.09                                                   Page 2 of 3                                                  0509:40203
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                                              John Hancock AnnuityNote (1) APPLICATION
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8    FINANCIAL ADVISOR INFORMATION

     A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT.

        I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT.

        [ ] YES   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

        [ ] YES   [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B.  FINANCIAL ADVISOR (PRIMARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature

C.   FINANCIAL ADVISOR (SECONDARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature


APP.MSP.09                                                   Page 3 of 3                                                  0509:40203
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                                                        Good Order Checklist
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     7 STEPS TO EXPEDITE YOUR ANNUITY BUSINESS

     (1)  IS THE POLICY BEING FUNDED WITH AN EXCHANGE, ROLLOVER    (ARROW)   A "1035 Exchange/Rollover/Transfer Form" is required.*
          OR TRANSFER?
     -------------------------------------------------------------------------------------------------------------------------------
     (2)  IS THE OWNER/CO-OWNER A TRUST OR ENTITY?                 (ARROW)   A "Certificate For Trust or Entity Ownership" form is
                                                                             required.*
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     (3)  IS THIS POLICY CUSTODIALLY OWNED?                                  Please consult your firms rules for signing
                                                                             authorization.
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     (4)  DOES THE OWNER OR ANNUITANT OWN AN EXISTING ANNUITY      (ARROW)   A "Definition of Replacement" form is required.*
          CONTRACT OR LIFE INSURANCE POLICY?
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     (5)  ARE THE STATES LISTED IN SECTIONS 2 AND 7 DIFFERENT?     (ARROW)   An "Alternate Issue State Verification" form is
                                                                             required.*
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     (6)  HAVE THE CONTRACT OWNER(S), ANNUITANT(S) AND FINANCIAL   (ARROW)   See sections 8 and 9.
          ADVISOR(S) SIGNED AND DATED ALL OF THE REQUIRED
          PAPERWORK?
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     (7)  IS THE OWNER/ANNUITANT BETWEEN 55 AND 75 YEARS OF AGE?   (ARROW)   This product is only available to owners/annuitants
                                                                             that are 55 to 75 years old at issue.
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     *    Please see the business forms booklet or log on to www.jhannuitiesnewyork.com.

APP.MSP.09-CL                                                                                                             0509:40203
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